Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 18, 2017 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the Guarantors party hereto, each of the financial institutions party hereto as “Lenders” and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 2016, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2017 (as so amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments and other modifications to the Credit Agreement described herein; and

WHEREAS, the Lenders party to this Amendment and the Administrative Agent are willing to so amend or otherwise modify such terms and provisions of the Credit Agreement on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.1. of the Credit Agreement is hereby amended by:

(i) adding the following new definitions in the appropriate alphabetical order:

“Consolidated Secured Debt” shall mean, as at any date of determination, the aggregate amount of all Indebtedness of Holdings and its Subsidiaries determined on a consolidated basis in accordance with GAAP that is secured by a Lien on any asset or property of Holdings or any of its Subsidiaries.

“Permitted Bond Hedge Transaction” means any call or capped

call option (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event or other change of the common stock of Holdings) purchased by Holdings in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Holdings from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Holdings from the issuance of such Permitted Convertible Indebtedness in connection with such Permitted Bond Hedge Transaction.

“Permitted Convertible Indebtedness” means indebtedness of Holdings permitted to be incurred pursuant to Section 9.4(i) that is convertible into common stock of Holdings (or other securities or property following a merger event or other change of the common stock of Holdings) and/or cash (in an amount determined by reference to the price of such common stock). For the avoidance of doubt, the amounts outstanding under any Permitted Convertible Indebtedness will be determined for purposes of the Credit Documents without giving effect to any treatment in respect of convertible debt instruments under Accounting Standards Codification Subtopics 470-20 or 815-40 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Permitted Convertible Indebtedness in a reduced or bifurcated manner as described therein, and such Permitted Convertible Indebtedness shall at all times be valued at the full stated principal amount thereof.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event or other change of the common stock of Holdings) and/or cash (in an amount determined by reference to the price of such common stock) sold by Holdings substantially concurrently with any purchase by Holdings of a related Permitted Bond Hedge Transaction.

“Second Amendment” shall mean the Second Amendment to Amended and Restated Credit Agreement dated as of September 18, 2017 to be effective as of the Second Amendment Effective Date.

“Second Amendment Effective Date” shall mean the date on which all conditions to effectiveness in Section 3 of the Second Amendment are satisfied.

“Secured Leverage Ratio” shall mean at any date the ratio of Consolidated Secured Debt of Holdings and its Subsidiaries at such date to

Consolidated EBITDA of Holdings and its Subsidiaries for the Test Period ending on or immediately preceding such date.

(ii) adding the following sentence to the end of the definition of “Indebtedness”:

“Notwithstanding anything to the contrary in the foregoing, any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction, in each case, shall not constitute Indebtedness of the Borrower.”

(iii) adding the following proviso to the definition of “Change in Control” immediately before the period at the end of the first sentence thereof:

“; provided, however, that an underwriter, initial purchaser, investor or holder of any Permitted Convertible Indebtedness or Permitted Warrant Transaction shall be deemed to not directly or indirectly acquire or own the shares of Capital Stock of Holdings issuable upon conversion or exercise, as applicable, thereof for the purposes of clause (i)(a) above unless and until such shares of Capital Stock are “beneficially owned” by such person within the meaning of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder”.

(iv) adding the following proviso to the definition of “Obligations” immediately before the period at the end thereof:

“; provided, however, that any obligations under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, in each case, shall not constitute Obligations”.

(v) adding the following proviso to the definition of “Contingent Obligations” immediately before the period at the end of the first sentence thereof:

“; provided, however, that any obligations under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, in each case, shall not constitute Contingent Obligations”.

(vi) adding the following proviso to the definition of “Lender-Related Hedge Provider” immediately before the period at the end of the first sentence thereof:

“; provided, however, that any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, in each case, shall not constitute transactions with a Lender-Related Hedge Provider”.

(b) The Credit Agreement is further amended by changing all references to “Total Leverage Ratio” in the defined term “Applicable Margin” in Section 1.1 thereof to “Secured Leverage Ratio”.

(c) The Credit Agreement is hereby further amended by adding the words “the Secured Leverage Ratio,” immediately following the reference to “the Total Leverage Ratio,” in the sixth line of Section 8.1(c) thereof.

(d) The Credit Agreement is hereby further amended by deleting clause (i) of Section 9.4 thereof in its entirety and substituting in lieu thereof the following:

“(i) other Indebtedness of Holdings and its Subsidiaries in an aggregate outstanding principal amount not to exceed at any time $300,000,000.”

(e) The Credit Agreement is hereby further amended by adding the following to the end of clause (f) to Section 9.5 and prior to the “;”:

“and the entry into (including any payments of premiums in connection therewith) and performance of obligations under any Permitted Bond Hedge Transaction”

(f) The Credit Agreement is hereby further amended by adding the following to the end of Section 9.6:

“Notwithstanding anything to the contrary in the foregoing, the entry into, performance of obligations under and any amendment, modification or change expressly required to be made under any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction and Permitted Warrant Transaction (including, for the avoidance of doubt, giving effect to anti-dilution and similar adjustments pursuant to the respective terms thereof) will be deemed to not be materially adverse to the interests of the Lenders.”

(g) The Credit Agreement is hereby further amended by deleting clause (iii) of Section 9.7(a) thereof in its entirety and substituting in lieu thereof the following:

“(iii) Holdings may pay (X) cash Dividends to the holders of its common stock after the Closing Date and (Y) cash Dividends in excess of the amounts expressly permitted to be paid pursuant to clause (v) immediately below after the Closing Date in connection with Permitted Convertible Indebtedness and Permitted Warrant Transactions; provided that, in each case of the foregoing clauses (X) and (Y): (w) no Default or Event of Default is then in existence or would result from such payment of Dividends, (x) after giving effect to the payment of such Dividends and any related Borrowing, (I) the Secured Leverage Ratio of Holdings is less than 3.00 to 1.00 for the Test Period ending on, or most recently ended prior to, the proposed making of such Dividend payment, such compliance determined on a pro forma basis as if such Borrowing and such Dividend payments occurred on the first day of such Test Period and (II) the Total Leverage Ratio of Holdings is less than 3.50 to 1.00 for the Test Period ending on, or most recently ended prior to, the proposed making of such Dividend payment, such compliance determined on a pro forma basis as if such Borrowing and such Dividend payments occurred on the first day of such Test Period, (y) after giving effect to such payment of Dividends and any related Borrowing, Holdings and its Subsidiaries shall be in compliance with Section 9.12, Section 9.13, Section 9.14 and Section 9.15, such compliance determined on a pro forma basis giving effect to such Borrowing and such Dividend payments and (z) the aggregate amount of all cash Dividends paid under this clause (iii) shall not exceed $100,000,000 in any Fiscal Year of Holdings; and”

(h) The Credit Agreement is hereby further amended by adding the following new clause (v) to Section 9.7(a):

“(v) Holdings may (a) enter into (including any payments of premiums in connection therewith) Permitted Bond Hedge Transactions and Permitted Warrant Transactions; (b) make any payment in connection with Permitted Convertible Indebtedness or Permitted Warrant Transactions by delivery of shares of its common stock upon settlement thereof (together with cash in lieu of fractional shares) or set-off, netting and/or payment of an early termination payment or similar payment thereunder upon any early termination or cancellation thereof; (c) make payments of interest required to be made pursuant to the terms of any Permitted Convertible Indebtedness; (d) make any payment in cash to holders of Permitted Convertible Indebtedness upon conversion thereof up to the original principal amount thereof and any payment of cash in excess of the original principal amount thereof (together with cash in lieu of any fractional shares) to the extent that an amount corresponding to such excess is receivable in cash substantially contemporaneously (or a commercially reasonable period of time prior to or after such cash payment to such holders) from the other parties to a Permitted Bond Hedge Transaction relating to such Permitted Convertible Indebtedness; (e) make cash payments to satisfy obligations in respect of Permitted Warrant Transactions solely to the extent Holdings does not have the option of satisfying such payment obligations through the issuance of Holdings’ common stock or is otherwise required to satisfy such payment obligations in cash, it being understood and agreed that any payment made in cash in connection with Permitted Warrant Transactions by set-off, netting and/or payment of an early termination payment or similar payment thereunder upon any early termination thereof, in each case, after using commercially reasonable efforts to satisfy such obligation (or the portion thereof remaining after giving effect to any netting or set-off against termination or similar payments under an applicable Permitted Bond Hedge Transaction) by delivery of shares of Holdings’ common stock shall be deemed to be a payment obligation required to be satisfied in cash; and (f) receive shares of its own common stock and/or cash on account of settlements and/or terminations or cancellations of any Permitted Bond Hedge Transactions;”

(i) Section 9.11(a) of the Credit Agreement is hereby amended by deleting the phrase “and (ii)” contained therein and replacing it with the phrase “, (ii)” and adding the following clause at the end thereof immediately before the semicolon at the end thereof:

“and (iii) under any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or any Permitted Warrant Transaction”

(j) The Credit Agreement is hereby further amended by deleting Section 9.13 thereof in its entirety and substituting in lieu thereof the following:

“Section 9.13 Leverage Ratios.

(a) Holdings will not permit the Secured Leverage Ratio at the end of any Test Period ending on March 31, June 30, September 30 and December 31 of any calendar year to be more than 3.50 to 1.00. For the purposes of calculating the financial covenant set forth in this clause (a), the Relief Fund shall be deemed not to be a ‘Subsidiary.’

(b) Holdings will not permit the Total Leverage Ratio at the end of any Test Period ending on March 31, June 30, September 30 and December 31 of any calendar year to be more than 4.00 to 1.00. For the purposes of calculating the financial covenant set forth in this clause (b), the Relief Fund shall be deemed not to be a ‘Subsidiary.’”

(k) The Credit Agreement is hereby further amended by adding the following proviso to the end of clause (ii) of Section 10.4 prior to the word “or”:

“provided, however, that notwithstanding anything to the contrary in the foregoing, the satisfaction of any condition or the occurrence of any event that would permit the holders of Permitted Convertible Indebtedness to convert or require the repurchase of such Permitted Convertible Indebtedness (it being understood that, in the case of any requirement to repurchase such Permitted Convertible Indebtedness, any default in the payment of the repurchase price when and as required shall, if the amount of such repurchase price exceeds the amount set forth in the proviso below in this Section 10.4 and the requirements of the proviso are otherwise satisfied, be a default under the immediately preceding clause (i) notwithstanding this proviso) shall not constitute an Event of Default under clause (ii);”

(l) The Credit Agreement is hereby further amended by adding the following proviso at the end of clause (B) of Section 10.10:

“provided, however, that notwithstanding anything to the contrary in the foregoing, any Termination Event under any Permitted Warrant Transaction shall not constitute an Event of Default under clause (B).”

(m) The Credit Agreement is hereby further amended by substituting the words “Secured Leverage Ratio” for the words “Total Leverage Ratio” in the tenth line of Section 12.12(i) thereof.

(n) The Credit Agreement is hereby further amended by adding a new item 10. to Exhibit I to the Credit Agreement [Compliance Certificate] as follows:

“10. The Secured Leverage Ratio for the Test Period ended                     , 20     was             :1.00.”

3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the Second Amendment Effective Date; provided, that such effectiveness is subject to the truth and accuracy of the warranties and representations set forth in Sections 4 and 5 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a) This Amendment, duly executed and delivered by the Borrower, Holdings, the Guarantors party hereto, the Required Lenders and the Administrative Agent;

(b) A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) dated the Second Amendment Effective Date duly executed by each Credit Party, in the form of Exhibit I attached hereto;

(c) The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other agreement with the Administrative Agent or SunTrust Robinson Humphrey, Inc.; and

(d) Such other documents as the Administrative Agent may reasonably request.

4. Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a) Power and Authority. Each of the Borrower and the other Credit Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b) No Violation. The execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Credit Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Credit Party.

(c) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against the Borrower or Holdings.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e) No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f) Credit Parties. The list of signatories to the Reaffirmation represents a true, correct and complete list of all Persons who are required by the terms of the Credit Documents to be or to become a Credit Party as of the date hereof.

(g) Disclosure. As of the Second Amendment Effective Date, all information (other than projections, other forward-looking information and information of a general economic or industry-specific nature) that has been made available concerning the Credit Parties and/or the transactions contemplated by this Amendment prepared by, or on behalf of, the Borrower or Holdings or by any of their respective representatives or affiliates, and made available to any Lender or the Administrative Agent in connection with the transactions contemplated by this Amendment on or before the Second Amendment Effective Date, when taken as a whole, did not, when furnished, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

5. Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

6. No Further Amendments; Ratification of Liability. Except as expressly amended or waived hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

7. Other Provisions.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b) The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(d) THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e) In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

(f) Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.

(g) THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND CERTAIN TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ Joseph C. Hete
Name:	Joseph C. Hete
Title:	President and Chief Executive Officer

[Signatures Continue on Following Pages]

ABX AIR, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, General Counsel and Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Credit Agreement]

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AMES MATERIAL SERVICES INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

CARGO AVIATION, INC.

By:	/s/ Joseph C. Hete
Name:	Joseph C. Hete
Title:	President

[Signature Page to Second Amendment to Credit Agreement]

CARGO HOLDINGS INTERNATIONAL, INC.

By:	/s/ Joseph C. Hete
Name:	Joseph C. Hete
Title:	President and Chief Executive Officer

LGSTX FUEL MANAGEMENT, INC.

By:	/s/ Quint O. Turner
Name:	Quint O. Turner
Title:	President

LGSTX SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By:	/s/ Matthew E. Fedders
Name:	Matthew E. Fedders
Title:	Vice President, Treasurer

GLOBAL FLIGHT SOURCE, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Credit Agreement]

LGSTX CARGO SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, Secretary

[Signature Page to Second Amendment to Credit Agreement]

SUNTRUST BANK, in its capacities as a Lender and as Administrative Agent

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John B. Middelburg
Name: John B. Middelburg
Title: Executive Director

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gregg A. Bush
Name: Gregg A. Bush
Title: SVP

[Signature Page to Second Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ David C. Beckett
Name: David C. Beckett
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ David Miller
Name: David Miller
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By: /s/ Jeffrey Burke
Name: Jeffrey Burke
Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ John DiLegge
Name: John DiLegge
Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/ Nick Fadel
Name: Nick Fadel
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

UNION BANK & TRUST, as a Lender

By: /s/ J. deK Bowen IV
Name: J. deK Bowen IV
Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ATLANTIC CAPITAL BANK, as a Lender

By: /s/ Preston Mc Donald
Name: Preston Mc Donald
Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By: /s/ John D. Barrett
Name: John D. Barrett
Title: Regional President - Ohio

[End of Signatures]

[Signature Page to Second Amendment to Credit Agreement]

EXHIBIT I

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

Reference is hereby made to (i) that certain Amended and Restated Credit Agreement dated as of May 31, 2016, as amended, among Cargo Aircraft Management, Inc. (the “Borrower”), Air Transport Services Group, Inc., the Lenders a party thereto and SunTrust Bank, as Administrative Agent (the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) among the Borrower, each other Credit Party party thereto, the Lenders and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guarantee and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; and (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

Exhibit I - 1

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

Exhibit I - 2

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of September 18, 2017.

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name:
Title:

ABX AIR, INC.

By:
Name:
Title:

LGSTX DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

AIRBORNE GLOBAL SOLUTIONS, INC.

By:
Name:
Title:

[Signatures Continue on Following Pages]

Exhibit I - 3

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:
Name:
Title:

AMES MATERIAL SERVICES INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL, INC.

By:
Name:
Title:

CARGO AVIATION, INC.

By:
Name:
Title:

Exhibit I - 4

CARGO HOLDINGS INTERNATIONAL, INC.

By:
Name:
Title:

LGSTX FUEL MANAGEMENT, INC.

By:
Name:
Title:

LGSTX SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT SERVICES GROUP, INC.

By:
Name:
Title:

GLOBAL FLIGHT SOURCE, INC.

By:
Name:
Title:

Exhibit I - 5

LGSTX CARGO SERVICES, INC.

By:
Name:
Title:

PEMCO WORLD AIR SERVICES, INC.

By:
Name:
Title:

Exhibit I - 6